                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported) May 20, 1998



                            Stratosphere Corporation
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 (State or other jurisdiction of incorporation)



                  1-12030                             88-0292318
         (Commission File Number)          (IRS Employer Identification No.)



2000 Las Vegas Boulevard South, Las Vegas, Nevada                 89104
    (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (702) 382-4446


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

On May 15, 1998, in the Chapter 11 proceedings of Stratosphere Corporation and Stratosphere Gaming Corp. ("Stratosphere") pending in the United States Bankruptcy Court for the District of Nevada, the Bankruptcy Court entered an order confirming Stratosphere's Restated Second Amended Plan of Reorganization. A copy of the press release issued by Stratosphere is attached hereto as an exhibit.

The following balance sheet was included in the monthly report of operations filed with the office of the United States Bankruptcy Court on May 19, 1998, which reflected asset and liability balances as of April 26, 1998.


                    STRATOSPHERE CORPORATION CONSOLIDATED (1)
                             (DEBTORS-IN-POSSESSION)
                                  BALANCE SHEET
                              AS OF APRIL 26, 1998
                                   (UNAUDITED)


ASSETS
CURRENT ASSETS                                                     $   6,261,002
CASH IN HOUSE                                                         22,506,321
CASH IN BANK                                                           3,302,278
ACCOUNTS RECEIVABLE, NET                                               1,854,170
INVENTORIES                                                            1,753,679
PREPAID EXPENSES                                                          23,150
  INTEREST RECEIVABLE                                                    552,910
DEPOSITS                                                           -------------

TOTAL CURRENT ASSETS                                                  36,253,510
                                                                   -------------

LAND                                                                  21,554,385
LEASEHOLD IMPROVEMENTS                                                   105,154
BUILDING                                                              69,240,466
FURNITURE, FIXTURES & EQUIPMENT                                       33,422,039
CONSTRUCTION IN PROGRESS                                              16,262,687
                                                                   -------------
SUBTOTAL                                                             140,584,731
                                                                   -------------
LESS: ACCUMULATED DEPR & AMORTIZATION                                (21,124,741)
                                                                   -------------
TOTAL PROPERTY, PLANT AND EQIUPMENT                                  119,459,990
                                                                   -------------


OTHER ASSETS                                                             596,094
INTERCOMPANY RECEIVABLE - RETAIL CORP                                      2,000
INVESTMENT IN RETAIL CORP                                                477,386
OTHER ASSETS                                                       -------------

TOTAL OTHER ASSETS                                                     1,075,480
                                                                   -------------

TOTAL ASSETS                                                       $ 156,788,980
                                                                   =============


 (1) This statement is presented on a consolidated basis and includes all debtor and non-debtor subsidiaries, except for "Retail Corp".

                    STRATOSPHERE CORPORATION CONSOLIDATED (1)
                             (DEBTORS-IN-POSSESSION)
                                  BALANCE SHEET
                              AS OF APRIL 26, 1998
                                   (UNAUDITED)


LIABILITIES AND SHAREHOLDERS' DEFICIT

LIABILITIES NOT SUBJECT TO COMPROMISE
CURRENT LIABILITIES
ACCOUNTS PAYABLE
                                                                   $    975,764
ACCRUED PAYROLL & RELATED EXPENSES                                    7,399,986
OTHER CURRENT LIABILITIES                                             7,551,607
                                                                   ------------
TOTAL CURRENT LIABILITIES                                            15,927,357

LIABILITIES SUBJECT TO COMPROMISE                                   297,057,566  (2)
                                                                   ------------

TOTAL LIABILITIES                                                   312,984,923
                                                                   ------------

SHAREHOLDERS' DEFICIT
COMMON STOCK                                                            583,931
ADDITIONAL PAID IN CAPITAL                                          218,546,069
CURRENT YEAR EARNINGS (DEFICIT)                                       1,708,366
RETAINED EARNINGS (DEFICIT)                                        (377,034,309)
                                                                   ------------

TOTAL EQUITY                                                       (156,195,943)
                                                                   ------------


TOTAL LIABILITIES & EQUITY
                                                                   $156,788,980
                                                                   ============



 (1) This statement is presented on a consolidated basis and includes all debtor and non-debtor subsidiaries, except for "Retail Corp".

 (2) Liabilities subject to compromise consist of the following:



            First Mortgage Notes                                   $ 223,661,467
            Note Payable to affiliate                                 50,000,000
            Grand Casino/Intercompany Payable                          2,407,691
            Capital Lease Obligations                                 15,492,325
            Accrued Interest on Capital Lease                            329,312
            Accrued payroll related liabilities                           57,898
            Other pre-petition liabilities                             5,108,873
                                                                   -------------


            Total liabilities subject to compromise                $ 297,057,566
                                                                   =============



            Although classified as a liability subject to compromise, the Debtors anticipate the continuation of payments on its Capital Lease Obligations pursuant to a pre-petition standstill agreement and an order entered by the Bankruptcy Court on March 4, 1997, approving a stipulation for adequate protection.



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ITEM 7.   FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.

99.1     May 15, 1998 Press Release.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    STRATOSPHERE CORPORATION


Date: May 20, 1998                  By:   /s/  Thomas A. Lettero
                                          -----------------------
                                    Name    Thomas A. Lettero
                                    Title:  Vice President Administration/Chief
                                            Financial Officer